MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND            Two World Trade Center,
LETTER TO THE SHAREHOLDERS July 31, 1999                New York, New York 10048


DEAR SHAREHOLDER:

During the twelve-month period ended July 31, 1999, investors experienced two different markets. The first half of the fiscal year saw small- and mid-capitalization stocks eclipsed by the returns of a narrow list of larger-cap growth stocks. Huge cash flows into these few large-cap companies left the rest of the market relatively neglected, taking the relative valuations of small- and mid-cap companies to historically low levels.

In the second half of the period, however, the U.S. equity market experienced a change in leadership. Mega-cap market leaders, particularly in the technology and pharmaceutical sectors, which had dominated the market's performance in 1998, experienced lower returns. Large-cap multinationals also faltered as concerns over inflation and global economic crises surfaced. In contrast to the rocky road endured by large-cap stocks, mid- and small-cap stocks had a much smoother ride. Renewed worries about increasing inflation, given global growth rates, prompted investors to begin rotating out of high P/E growth stocks into value investments. Against this backdrop, small-cap value stocks began to outperform in the last four months of the fiscal year. Furthermore, during the last six months, mergers and acquisitions and leveraged buyouts within the small-cap sector have reached an activity level not seen since the 1980s, creating renewed interest in small-cap stocks.


PERFORMANCE

For the twelve-month period ended July 31, 1999, Morgan Stanley Dean Witter Special Value Fund's Class B shares posted a total return of 4.14 percent, compared to 8.51 percent for the Lipper Small Cap Funds Index, 7.41 percent for the Russell 2000 Index and 20.20 percent for the S&P 500. During the same period, the Fund's Class A, C and D shares posted total returns of 4.94 percent, 4.24 percent and 5.11 percent, respectively. The performance of the Fund's four share classes varies because of differing expenses.

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
LETTER TO THE SHAREHOLDERS July 31, 1999, continued

The Fund's one-year total returns reflect the difficult environment for small-cap value stocks, which underperformed small-cap growth stocks for the first eight months of the fiscal year. The Fund's underperformance relative to the Russell 2000 Index can be attributed largely to its inability to buy Internet stocks, which do not meet our value criteria. While the Fund has made no direct investments in Internet companies, it does hold numerous investments that indirectly benefit from the Internet's growth.

The Fund's one-year return number includes its noteworthy surge in performance during the last four months of the period, when small-cap value stocks began to strongly rebound. From the end of March through July 31, the Russell 2000 was up 12.3 percent versus a 3.7 percent gain for the S&P 500. The small-cap market's recent outperformance versus large caps is notable; the last time these companies outperformed by such a degree was in September 1992, in the middle of a small-cap cycle.


PORTFOLIO STRATEGY

The Fund continues to follow a bottom-up, value-oriented investment strategy that focuses on stock selection rather than sector selection. The portfolio manager looks for companies that are underpriced, selling at low values relative to earnings, free cash flow, book value and/or asset value. However, beyond merely investing in attractively priced companies, the portfolio manager seeks to identify catalysts that may lead to better market valuations for these companies.

The Fund's exposure to capital goods, basic materials and energy companies, which hurt the Fund's performance in the beginning of the fiscal year, led to its strong performance over the past few months. Our stock holdings in each of these sectors outperformed their respective sectors as a whole during the period. Throughout most of this year the Fund maintained a weighting in technology stocks on par with the market. Because of the recent strong performance of these companies, however, we have recently scaled out of these investments as they approached our targets. Our technology holdings are service oriented and represent low risks relative to other technology-related stocks, which currently carry historically high valuations.

One of the Fund's largest holdings, Tetra Technology, hurt our overall performance during the period. Tetra is a specialty chemical company with leading market shares in completion fluids used in drilling oil and gas wells, micronutrients used in fertilizers and animal feed and calcium chloride. While we are clearly disappointed in the stock's performance, we believe that the company's intrinsic value is intact.


LOOKING AHEAD

Given their prolonged underperformance relative to large-cap stocks, we believe that small-cap value stocks may currently offer investors an opportunity for long-term growth at attractive valuations. Despite

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
LETTER TO THE SHAREHOLDERS July 31, 1999, continued

the recent resurgence by small caps, the small-cap market continues to sell at near-historic discounts to the large-cap market. We also believe that the Fund's intense fundamental research, resulting in a portfolio of approximately 65 to 70 companies, as well as our strict adherence to our buy/sell valuation criteria, will contribute positively to the Fund's performance over the long term.

On May 1, 1999, Mitchell M. Merin was named President of the Morgan Stanley Dean Witter Funds. Mr. Merin is the President and Chief Operating Officer of Asset Management for Morgan Stanley Dean Witter & Co. and President, Chief Executive Officer and Director of Morgan Stanley Dean Witter Advisors Inc., the Fund's investment manager. He also serves as Chairman, Chief Executive Officer and Director of the Fund's distributor and transfer agent.

We appreciate your ongoing support of Morgan Stanley Dean Witter Special Value Fund and look forward to continuing to serve your investment objectives.


Very truly yours,


/s/ Charles A. Fiumefreddo                  /s/ Mitchell M. Merin
--------------------------                  -------------------------------
CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
Chairman of the Board                       President

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
FUND PERFORMANCE July 31, 1999




GROWTH OF $10,000 CLASS B SHARES

     Date                 TOTAL          S&P 500        LIPPER      RUSSELL 2000
----------------         -------         -------        ------      ------------
October 29, 1996         $10,000         $10,000       $10,000        $10,000
July 31, 1997            $12,241         $13,818       $11,454        $12,323
July 31, 1998            $12,488         $16,482       $11,638        $12,608
July 31, 1999            $12,705(3)      $19,813       $12,628        $13,542


[GRAPHIC OMITTED]

---- Fund      ---- S&P 500(4)        ---- Lipper(5)        ---- Russell 2000(6)


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. PERFORMANCE FOR CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                 AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------
                       CLASS B SHARES*
-------------------------------------------------------------
PERIOD ENDED 7/31/99
----------------------------
1 Year                             4.14%(1)        -0.48%(2)
Since Inception (10/29/96)        10.02%(1)         9.09%(2)


                     CLASS C SHARES++
-----------------------------------------------------------
PERIOD ENDED 7/31/99
---------------------------
1 Year                            4.24%(1)        3.31%(2)
Since Inception (7/28/97)         3.58%(1)        3.58%(2)



              CLASS A SHARES+
-----------------------------------------------------------
PERIOD ENDED 7/31/99
---------------------------
1 Year                            4.94%(1)        -0.57%(2)
Since Inception (7/28/97)         4.31%(1)         1.55%(2)



              CLASS D SHARES#
--------------------------------------------
PERIOD ENDED 7/31/99
---------------------------
1 Year                            5.11%(1)
Since Inception (7/28/97)         4.53%(1)

---------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

(3)  Closing value after the deduction of a 3% contingent deferred sales charge
     (CDSC), assuming a complete redemption on July 31, 1999.

(4) The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(5) The Lipper Small Cap Funds Index is an equally-weighted performance index of the largest-qualifying funds (based on net assets) in the small cap funds objective. The Index, which is adjusted for capital gain distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(6) The Russell 2000 Index is a capitalization weighted index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Index does not include any expenses, fees, or charges. The Index is unmanaged and should not be considered an investment.

* The maximum CDSC for Class B is 5.0%. The CDSC declines to 0% after six years.

+    The maximum front-end sales charge for Class A shares is 5.25%.

++ The maximum CDSC for Class C shares is 1% for shares redeemed within one year of purchase.

#    Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
PORTFOLIO OF INVESTMENTS July 31, 1999

    NUMBER OF
      SHARES                                                      VALUE
-----------------                                              ------------
                    COMMON STOCKS (89.2%)
                    Air Freight/Delivery Services (1.1%)
    270,000         Fritz Companies, Inc.* .................   $  3,172,500
                                                               ------------
                    Apparel (3.3%)
    412,100         Kellwood Co. ...........................      9,349,519
                                                               ------------
                    Books/Magazines (1.2%)
     68,000         Houghton Mifflin Co. ...................      3,361,750
                                                               ------------
                    Canadian Oil & Gas (0.1%)
    490,000         Hurricane Hydrocarbons Ltd.
                    (Class A) (Canada)* ....................        188,812
                                                               ------------
                    Casino/Gambling (1.8%)
    720,000         GameTech International, Inc.* ..........      3,735,000
     75,000         Hollywood Park, Inc.* ..................      1,387,500
                                                               ------------
                                                                  5,122,500
                                                               ------------
                    Clothing/Shoe/Accessory Stores (1.3%)
     70,000         Ross Stores, Inc. ......................      3,355,625
     30,000         Venator Group, Inc.* ...................        315,000
                                                               ------------
                                                                  3,670,625
                                                               ------------
                    Computer/Video Chains (0.4%)
    100,000         Trans World Entertainment
                    Corp.* .................................      1,237,500
                                                               ------------
                    Construction/Agricultural
                    Equipment/Trucks (1.9%)
    175,000         Terex Corp.* ...........................      5,250,000
                                                               ------------
                    Consumer Electronics/Appliances (1.3%)
     86,500         Harman International Industries,
                    Inc. ...................................      3,806,000
                                                               ------------
                    Consumer Sundries (1.4%)
    150,000         Luxottica Group SpA (ADR)
                    (Italy) ................................      2,315,625
    175,000         Packaged Ice, Inc.* ....................        885,937
     40,000         Sola International, Inc.* ..............        670,000
                                                               ------------
                                                                  3,871,562
                                                               ------------
                    Containers/Packaging (1.8%)
    125,000         American National Can Group,
                    Inc.* ..................................      2,085,937
    385,000         Gaylord Container Corp.
                    (Class A)* .............................      2,959,687
                                                               ------------
                                                                  5,045,624
                                                               ------------
                    Diversified Commercial Services (1.4%)
    310,000         GP Strategies Corp.* ...................      2,402,500
     75,000         Interim Services, Inc.* ................      1,584,375
                                                               ------------
                                                                  3,986,875
                                                               ------------


    NUMBER OF
      SHARES                                                       VALUE
-----------------                                              ------------
                    Diversified Manufacturing (2.7%)
    147,500         AMETEK, Inc ............................   $  3,447,812
    230,300         Scott Technologies, Inc.* ..............      4,188,581
                                                               ------------
                                                                  7,636,393
                                                               ------------
                    E.D.P. Services (1.8%)
    270,000         Complete Business Solutions, Inc.*            5,113,125
                                                               ------------
                    Electric Utilities (0.4%)
     75,000         Avista Corp. ...........................      1,260,937
                                                               ------------
                    Electronic Components (1.4%)
    105,000         DII Group, Inc.* .......................      3,878,437
                                                               ------------
                    Electronic Data Processing (0.4%)
    100,000         Melita International Corp.* ............      1,137,500
                                                               ------------
                    Electronic Production Equipment (0.1%)
     25,000         Esterline Technologies Corp.* ..........        385,937
                                                               ------------
                    Environmental Services (3.2%)
1,059,500           TETRA Technologies, Inc.* ..............      9,005,750
                                                               ------------
                    Industrial Machinery/Components (3.0%)
  286,500           Denison International PLC (ADR)
                    (United Kingdom)* ......................      3,939,375
  105,900           Gleason Corp. ..........................      1,707,637
   74,000           Westinghouse Air Brake Co. .............      1,757,500
   22,000           Zebra Technologies Corp.
                    (Class A)* .............................      1,027,125
                                                               ------------
                                                                  8,431,637
                                                               ------------
                    Industrial Specialties (5.0%)
  305,000           Farr Co.* ..............................      3,050,000
1,129,000           Paxar Corp.* ...........................     11,078,312
                                                               ------------
                                                                 14,128,312
                                                               ------------
                    Insurance Brokers/Services (2.8%)
  367,700           Corvel Corp.* ..........................      7,905,550
                                                               ------------
                    Life Insurance (1.4%)
  170,000           Annuity and Life Re (Holdings),
                    Ltd. ...................................      4,037,500
                                                               ------------
                    Medical Equipment & Supplies (2.9%)
  305,000           DENTSPLY International, Inc. ...........      8,254,062
                                                               ------------
                    Medical Specialties (1.8%)
   98,800           CONMED Corp.* ..........................      3,062,800
  350,000           ProMedCo Management Co.* ...............      1,082,813
  125,000           Serologicals Corp.* ....................        929,688
                                                               ------------
                                                                  5,075,301
                                                               ------------
                    Military/Gov't/Technical (2.3%)
   78,500           Alliant Techsystems, Inc.* .............      6,490,969
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
PORTFOLIO OF INVESTMENTS July 31, 1999, continued




    NUMBER OF
      SHARES                                                      VALUE
-----------------                                             ------------
                    Oil & Gas Production (5.5%)
 50,000             Apache Corp. ..........................   $  2,121,875
255,000             Forest Oil Corp.* .....................      3,793,125
581,875             Santa Fe Snyder Corp.* ................      5,382,344
165,000             St. Mary Land & Exploration Co.              4,310,625
                                                              ------------
                                                                15,607,969
                                                              ------------
                    Other Consumer Services (0.1%)
 15,000             Ambassadors International, Inc.* ......        202,500
                                                              ------------
                    Other Metals/Minerals (3.3%)
158,900             Cyprus Amax Minerals Co. ..............      2,085,563
597,000             USEC Inc. .............................      7,201,313
                                                              ------------
                                                                 9,286,876
                                                              ------------
                    Other Telecommunications (1.8%)
225,000             Asia Satellite Telecommunications
                    Holdings Ltd. (ADR)
                    (Hong Kong) ...........................      5,245,313
                                                              ------------
                    Property -- Casualty Insurers (6.6%)
279,900             Chartwell Re Corp. ....................      5,160,656
365,000             RenaissanceRe Holdings, Ltd.
                    (Bermuda) .............................     13,527,812
                                                              ------------
                                                                18,688,468
                                                              ------------
                    Railroads (1.0%)
296,000             RailWorks Corp.* ......................      2,738,000
                                                              ------------
                    Real Estate (0.5%)
 60,000             LNR Property Corp. ....................      1,316,250
                                                              ------------
                    Real Estate Investment Trusts (5.3%)
100,000             Alexandria Real Estate Equities,
                    Inc. ..................................      2,987,500
115,000             MeriStar Hospitality Corp. ............      2,199,375
552,800             Mid-Atlantic Realty Trust .............      5,735,300
125,000             Parkway Properties, Inc. ..............      4,156,250
                                                              ------------
                                                                15,078,425
                                                              ------------
                    Rental/Leasing Companies (1.5%)
 50,000             Ryder System, Inc. ....................      1,178,125
197,000             Willis Lease Finance Corp.* ...........      3,102,750
                                                              ------------
                                                                 4,280,875
                                                              ------------


    NUMBER OF
      SHARES                                                      VALUE
-----------------                                             ------------
                    Restaurants (0.4%)
 75,000             Host Marriott Services Corp.* .........   $  1,167,188
                                                              ------------
                    Savings & Loan Associations (2.3%)
170,000             Bank United Corp. (Class A) ...........      6,545,000
                                                              ------------
                    Semiconductors (1.8%)
172,500             Exar Corp.* ...........................      4,980,938
                                                              ------------
                    Services to the Health Industry (2.5%)
284,200             Morrison Management Specialists,
                    Inc. ..................................      6,945,138
                                                              ------------
                    Smaller Banks (2.4%)
184,000             Pacific Bank, N.A. ....................      3,680,000
170,000             Peoples Heritage Financial Group,
                    Inc. ..................................      3,070,625
                                                              ------------
                                                                 6,750,625
                                                              ------------
                    Specialty Chemicals (0.2%)
 40,000             NL Industries, Inc. ...................        510,000
                                                              ------------
                    Specialty Foods/Candy (1.4%)
176,000             J & J Snack Foods Corp.* ..............      4,092,000
                                                              ------------
                    Specialty Insurers (1.9%)
275,000             CNA Surety Corp. ......................      4,125,000
 75,000             MIIX Group, Inc.* .....................      1,350,000
                                                              ------------
                                                                 5,475,000
                                                              ------------
                    Specialty Steels (1.5%)
105,500             Oregon Steel Mills, Inc. ..............      1,279,188
115,000             Quanex Corp. ..........................      3,033,125
                                                              ------------
                                                                 4,312,313
                                                              ------------
                    Steel/Iron Ore (1.4%)
121,700             Cleveland-Cliffs, Inc. ................      3,894,400
                                                              ------------
                    Textiles (0.6%)
140,000             Polymer Group, Inc.* ..................      1,627,500
                                                              ------------
                    Water Supply (1.0%)
 90,000             American States Water Co. .............      2,705,625
                                                              ------------
                    TOTAL COMMON STOCKS
                    (Identified Cost $255,010,794) ........    252,255,080
                                                              ------------



                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
PORTFOLIO OF INVESTMENTS July 31, 1999, continued


 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                   VALUE
-----------                                             ---------------
              CONVERTIBLE BOND (1.4%)
              Electronic Production Equipment
$ 4,000       Lam Research Corp.
              5.00% due 09/01/02
              (Identified Cost $3,332,500) ..........   $  3,943,080
                                                        ------------
              SHORT-TERM INVESTMENTS (a) (11.0%)
              U.S. GOVERNMENT AGENCIES
 14,500       Federal National Mortgage Assoc.
              4.95% due 08/06/99 ....................     14,490,031
 16,800       Student Loan Marketing Assoc.
              4.97% due 08/02/99 ....................     16,797,681
                                                        ------------
              TOTAL SHORT-TERM INVESTMENTS
              (Amortized Cost $31,287,712) ..........     31,287,712
                                                        ------------




                                                                VALUE
                                                           ---------------
TOTAL INVESTMENTS
(Identified Cost $289,631,006) (b) .........   101.6 %      $287,485,872
LIABILITIES IN EXCESS OF CASH
AND OTHER ASSETS ...........................    (1.6)         (4,651,060)
                                               -------      ------------
NET ASSETS .................................   100.0 %      $282,834,812
                                               =======      ============

--------------------------------
ADR  American Depository Receipt.

*    Non-income producing security.

(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $29,617,520 and the aggregate gross unrealized depreciation is $31,762,654, resulting in net unrealized depreciation of $2,145,134.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
July 31, 1999


ASSETS:
Investments in securities, at value
   (identified cost $289,631,006)................    $287,485,872
Cash ............................................          87,109
Receivable for:
     Investments sold ...........................         320,168
     Shares of beneficial interest sold .........         129,413
     Interest ...................................          83,152
     Dividends ..................................           6,695
Deferred organizational expenses ................          80,491
Prepaid expenses and other assets ...............          73,508
                                                     ------------
     TOTAL ASSETS ...............................     288,266,408
                                                     ------------
LIABILITIES:
Payable for:
     Investments purchased ......................       4,745,212
     Plan of distribution fee ...................         239,074
     Shares of beneficial interest
        repurchased .............................         224,685
     Investment management fee ..................         183,495
Accrued expenses and other payables .............          39,130
                                                     ------------
     TOTAL LIABILITIES ..........................       5,431,596
                                                     ------------
     NET ASSETS .................................    $282,834,812
                                                     ============
COMPOSITION OF NET ASSETS:
Paid-in-capital .................................    $286,529,450
Net unrealized depreciation .....................      (2,145,134)
Accumulated undistributed net investment
   income .......................................          33,585
Accumulated net realized loss ...................      (1,583,089)
                                                     ------------
     NET ASSETS .................................    $282,834,812
                                                     ============
CLASS A SHARES:
Net Assets ......................................    $  6,688,688
Shares Outstanding (unlimited authorized,
   $.01 par value)...............................         614,151
     NET ASSET VALUE PER SHARE ..................          $10.89
                                                     ============
     MAXIMUM OFFERING PRICE PER SHARE,
        (net asset value plus 5.54% of net
        asset value) ............................          $11.49
                                                     ============
CLASS B SHARES:
Net Assets ......................................    $269,915,545
Shares Outstanding (unlimited authorized,
   $.01 par value)...............................      25,206,517
     NET ASSET VALUE PER SHARE ..................          $10.71
                                                     ============
CLASS C SHARES:
Net Assets ......................................    $  4,962,066
Shares Outstanding (unlimited authorized,
   $.01 par value) ..............................         462,876
     NET ASSET VALUE PER SHARE ..................          $10.72
                                                     ============
CLASS D SHARES:
Net Assets ......................................    $  1,268,513
Shares Outstanding (unlimited authorized,
   $.01 par value)...............................         115,940
     NET ASSET VALUE PER SHARE ..................          $10.94
                                                     ============

STATEMENT OF OPERATIONS
For the year ended July 31, 1999

NET INVESTMENT LOSS:
INCOME
Dividends (net of $16,420 foreign
   withholding tax) ...............................    $4,047,371
Interest ..........................................     1,589,590
                                                       ----------
     TOTAL INCOME .................................     5,636,961
                                                       ----------
EXPENSES
Plan of distribution fee (Class A shares) .........        15,086
Plan of distribution fee (Class B shares) .........     2,994,739
Plan of distribution fee (Class C shares) .........        40,160
Investment management fee .........................     2,338,728
Transfer agent fees and expenses ..................       408,133
Registration fees .................................       107,415
Shareholder reports and notices ...................        74,477
Professional fees .................................        68,299
Organizational expenses ...........................        35,824
Custodian fees ....................................        35,729
Trustees' fees and expenses .......................        12,527
Other .............................................         8,313
                                                       ----------
     TOTAL EXPENSES ...............................     6,139,430
                                                       ----------
     NET INVESTMENT LOSS ..........................      (502,469)
                                                       ----------
NET REALIZED AND UNREALIZED GAIN
   (LOSS):
Net realized loss .................................       (23,565)
Net change in unrealized depreciation .............     4,383,296
                                                       ----------
     NET GAIN .....................................     4,359,731
                                                       ----------
NET INCREASE ......................................    $3,857,262
                                                       ==========



                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE YEAR     FOR THE YEAR
                                                                 ENDED             ENDED
                                                             JULY 31, 1999     JULY 31, 1998
                                                           ----------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss ......................................  $     (502,469)   $  (1,300,344)
Net realized gain (loss) .................................         (23,565)      46,595,280
Net change in unrealized appreciation/depreciation .......       4,383,296      (43,285,803)
                                                            --------------    -------------
   NET INCREASE ..........................................       3,857,262        2,009,133
                                                            --------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET
REALIZED GAIN:
Class A shares ...........................................        (748,492)         (36,472)
Class B shares ...........................................     (36,928,990)     (20,393,805)
Class C shares ...........................................        (560,902)         (18,182)
Class D shares ...........................................         (64,041)          (1,549)
                                                            --------------    -------------
   TOTAL DISTRIBUTIONS ...................................     (38,302,425)     (20,450,008)
                                                            --------------    -------------
Net increase (decrease) from transactions in shares of
  beneficial interest ....................................     (69,094,754)     124,497,217
                                                            --------------    -------------
   NET INCREASE (DECREASE) ...............................    (103,539,917)     106,056,342
NET ASSETS:
Beginning of period ......................................     386,374,729      280,318,387
                                                            --------------    -------------
   END OF PERIOD
  (Including undistributed net investment income of
   $33,585 and $0, respectively)..........................  $  282,834,812    $ 386,374,729
                                                            ==============    =============


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS July 31, 1999


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Special Value Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in domestic equity securities of small capitalization companies. The Fund was organized as a Massachusetts business trust on June 21, 1996 and commenced operations on October 29, 1996. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:


A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS July 31, 1999, continued

parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.


B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.


C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.


D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.


E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


F. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of $179,229 which was reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS July 31, 1999, continued

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.75% to the net assets of the Fund determined as of the close of each business day. Effective May 1, 1999, the Agreement was amended to reduce the annual rate to 0.725% of the portion of daily net assets in excess of $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.


3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor (1) for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS July 31, 1999, continued

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $13,545,257 at July 31, 1999.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended July 31, 1999, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.23% and 0.89%, respectively.

The Distributor has informed the Fund that for the year ended July 31, 1999, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $1,044,946 and $5,945, respectively and received $25,447 in front-end sales from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 1999 aggregated $209,596,483 and $303,431,435, respectively.

For the year ended July 31, 1999, the Fund incurred brokerage commissions of $102,705 with DWR for portfolio transactions executed on behalf of the Fund. Included at July 31, 1999 in the receivable for investments sold was $140,214 for unsettled trades with DWR.

For the year ended July 31, 1999, the Fund incurred brokerage commissions of $47,065 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At July 31, 1999, the Fund had transfer agent fees and expenses payable of approximately $8,000.

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS July 31, 1999, continued

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:



                                                          FOR THE YEAR                         FOR THE YEAR
                                                              ENDED                               ENDED
                                                          JULY 31, 1999                       JULY 31, 1998+
                                               -----------------------------------   --------------------------------
                                                    SHARES             AMOUNT            SHARES            AMOUNT
                                               ----------------   ----------------   --------------   ---------------
CLASS A SHARES
Sold .......................................          963,374      $    9,880,837         699,033      $   8,650,697
Reinvestment of distributions ..............           75,716             743,536           3,096             36,472
Redeemed ...................................       (1,046,979)        (10,827,716)        (80,917)        (1,024,723)
                                                   ----------      --------------         -------      -------------
Net increase (decrease) -- Class A .........           (7,889)           (203,343)        621,212          7,662,446
                                                   ----------      --------------         -------      -------------
CLASS B SHARES
Sold .......................................        5,320,075          54,845,651      12,864,278        157,244,896
Reinvestment of distributions ..............        3,522,840          34,206,767       1,627,397         19,105,644
Redeemed ...................................      (15,819,028)       (158,291,490)     (5,266,075)       (65,987,673)
                                                  -----------      --------------      ----------      -------------
Net increase (decrease) -- Class B .........       (6,976,113)        (69,239,072)      9,225,600        110,362,867
                                                  -----------      --------------      ----------      -------------
CLASS C SHARES
Sold .......................................          219,871           2,236,613         454,511          5,568,035
Reinvestment of distributions ..............           56,098             544,707           1,549             18,182
Redeemed ...................................         (221,117)         (2,179,796)        (48,901)          (614,455)
                                                  -----------      --------------      ----------      -------------
Net increase -- Class C ....................           54,852             601,524         407,159          4,971,762
                                                  -----------      --------------      ----------      -------------
CLASS D SHARES
Sold .......................................          993,032          10,206,536         123,097          1,504,096
Reinvestment of distributions ..............              832               8,206             131              1,549
Redeemed ...................................       (1,001,549)        (10,468,605)           (431)            (5,503)
                                                  -----------      --------------      ----------      -------------
Net increase (decrease) -- Class D .........           (7,685)           (253,863)        122,797          1,500,142
                                                  -----------      --------------      ----------      -------------
Net increase (decrease) in Fund ............       (6,936,835)     $  (69,094,754)     10,376,768      $ 124,497,217
                                                  ===========      ==============      ==========      =============

---------------
+ For the period March 28, 1997 through December 15, 1997, the Fund suspended the offering of its shares to new investors. The Fund intends to suspend the offering of its shares to new investors from time to time as may be determined by the Investment Manager.


6. FEDERAL INCOME TAX STATUS

As of July 31, 1999, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged $33,585, paid-in-capital was charged $502,469 and accumulated undistributed net investment income was credited $536,054.

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:




                                                                                    FOR THE PERIOD
                                                   FOR THE YEAR     FOR THE YEAR    JULY 28, 1997*
                                                      ENDED            ENDED           THROUGH
                                                  JULY 31, 1999    JULY 31, 1998    JULY 31, 1997
                                                 ---------------  ---------------  ---------------
CLASS A SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..........     $  11.68         $ 12.21          $  12.10
                                                    --------         -------          --------
Income from investment operations:
 Net investment income ........................         0.06            0.03                --
 Net realized and unrealized gain .............         0.38            0.32              0.11
                                                    --------         -------          --------
Total income from investment operations .......         0.44            0.35              0.11
                                                    --------         -------          --------
 Less distributions from net realized gain.....       ( 1.23)          ( 0.88)              --
                                                    --------         --------         --------
Net asset value, end of period ................     $  10.89         $ 11.68          $  12.21
                                                    ========         ========         ========
TOTAL RETURN+ .................................         4.94%            2.79%            0.91%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ......................................         1.22%(3)         1.20%            1.20%(2)
Net investment income .........................         0.59%(3)         0.25%            2.27%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .......     $  6,689         $  7,265         $     10
Portfolio turnover rate .......................           74%             123%              57%(1)

-------------
*    The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
FINANCIAL HIGHLIGHTS, continued


                                                                                       FOR THE PERIOD
                                                     FOR THE YEAR      FOR THE YEAR   OCTOBER 29, 1996*
                                                         ENDED            ENDED            THROUGH
                                                     JULY 31, 1999    JULY 31, 1998    JULY 31, 1997**
                                                  ------------------ --------------- ------------------
CLASS B SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ............       $ 11.59         $ 12.21           $  10.00
                                                        --------        --------           --------
Income (loss) from investment operations:
 Net investment loss ............................        ( 0.02)         ( 0.05)                --
 Net realized and unrealized gain ...............          0.37            0.31               2.24
                                                        --------        --------           --------
Total income from investment operations .........          0.35            0.26               2.24
                                                        --------        --------           --------
Less dividends and distributions from:
 Net investment income ..........................            --              --             ( 0.01)
 Net realized gain ..............................        ( 1.23)         ( 0.88)            ( 0.02)
                                                        --------        --------           --------
Total dividends and distributions ...............        ( 1.23)         ( 0.88)            ( 0.03)
                                                        --------        --------           --------
Net asset value, end of period ..................       $ 10.71        $  11.59           $  12.21
                                                        ========        ========           ========
TOTAL RETURN+ ...................................          4.14%           2.02 %            22.41%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ........................................          1.99%(3)        1.94 %             2.01%(2)
Net investment loss .............................         (0.18)%(3)      (0.36)%            (0.03)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .........      $269,916        $372,933           $280,288
Portfolio turnover rate .........................            74%            123%                57%(1)

--------------
*    Commencement of operations.

** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
FINANCIAL HIGHLIGHTS, continued


                                                                                              FOR THE PERIOD
                                                         FOR THE YEAR        FOR THE YEAR     JULY 28, 1997*
                                                             ENDED              ENDED            THROUGH
                                                         JULY 31, 1999      JULY 31, 1998     JULY 31, 1997
                                                      ------------------   ---------------   ---------------
CLASS C SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............       $ 11.59          $ 12.21              $  12.10
                                                           -------          -------             --------
Income (loss) from investment operations:
 Net investment loss ..............................         (0.01)           (0.06)                   --
 Net realized and unrealized gain .................          0.37             0.32                  0.11
                                                           -------          -------             --------
Total income from investment operations ...........          0.36             0.26                  0.11
                                                           -------          -------             --------
 Less distributions from net realized gain.........         (1.23)           (0.88)                   --
                                                           -------          -------             --------
Net asset value, end of period ....................        $ 10.72          $ 11.59             $  12.21
                                                           =======          =======             ========
TOTAL RETURN+ .....................................           4.24 %           2.02 %               0.91%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................           1.88 %(3)        1.95 %               1.94%(2)
Net investment income (loss) ......................          (0.07)%(3)       (0.50)%               1.49%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........         $4,962           $4,728              $    11
Portfolio turnover rate ...........................             74 %            123 %                 57%(1)

--------------
*    The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
FINANCIAL HIGHLIGHTS, continued


                                                                                           FOR THE PERIOD
                                                        FOR THE YEAR      FOR THE YEAR     JULY 28, 1997*
                                                           ENDED             ENDED            THROUGH
                                                       JULY 31, 1999     JULY 31, 1998     JULY 31, 1997
                                                      ---------------   ---------------   ---------------
CLASS D SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............      $  11.71          $ 12.21           $  12.10
                                                         --------          -------           --------
Income from investment operations:
 Net investment income ............................          0.09             0.06                 --
 Net realized and unrealized gain .................          0.37             0.32               0.11
                                                         --------          -------           --------
Total income from investment operations ...........          0.46             0.38               0.11
                                                         --------          -------           --------
 Less distributions from net realized gain.........         (1.23)           (0.88)                --
                                                         --------          --------          --------
Net asset value, end of period ....................      $  10.94          $ 11.71           $  12.21
                                                         ========          ========          ========
TOTAL RETURN+ .....................................          5.11%            3.04%              0.91%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................          0.99%(3)         0.94%              0.94%(2)
Net investment income .............................          0.82%(3)         0.50%              2.53%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........      $  1,268          $ 1,448             $   10
Portfolio turnover rate ...........................            74%             123%                57%(1)

--------------
*    The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Calculated based on the net asset value as of the last business day of the period.

(1)  Not annualized.

(2)  Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER SPECIAL VALUE FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Special Value Fund (the "Fund") at July 31, 1999, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
September 10, 1999




                      1999 FEDERAL TAX NOTICE (unaudited)

     During the year ended July 31, 1999, the Fund paid to shareholders $0.65 per share from long-term capital gains.

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Jenny Beth Jones
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048




This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.





MORGAN STANLEY
DEAN WITTER
SPECIAL VALUE FUND

[GRAPHIC OMITTED]

ANNUAL REPORT
July 31, 1999